AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is made as of September 30, 2005, by and among Cleveland BioLabs, Inc., a Delaware corporation (the “Company”), and Dr. Farrel L. Fort (the “Executive”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Employment Agreement.

RECITALS

WHEREAS, the Company and the Executive have entered into that certain Employment Agreement, dated as of June 1, 2005 (the “Employment Agreement”); and

WHEREAS, the Company and the Executive wish to amend and restate Section 2.3 of the Employment Agreement in its entirety;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Section 2.3. Section 2.3 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

“2.3 Incentive Stock

The Company shall enter into a stock option agreement with the Executive granting the Executive an option to purchase 190,000 shares of the Company’s common stock pursuant to the vesting schedule provided for therein.”

2.  No Amendment or Waiver. The execution, delivery and effectiveness of this Amendment shall not constitute an amendment or waiver of any other provision of the Employment Agreement. The terms of the Employment Agreement not affected, modified or changed by this Amendment shall remain in full force and effect.

3.  References. Each reference in the Employment Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Employment Agreement as amended hereby, and each reference to the Employment Agreement in any other document, instrument or agreement shall mean and be a reference to the Employment Agreement as amended hereby.

4.  Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Facsimile signatures shall be accepted as originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have set their hands hereunder effective upon the date referenced-above.

THE COMPANY:
Cleveland BioLabs, Inc., a Delaware corporation

/s/ Michael Fonstein
Name:Michael Fonstein
Title:CEO

THE EXECUTIVE:

/s/ Farrel L. Fort
Farrel L. Fort, Ph.D., MBA, DABT